UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
FEBRUARY 9, 2000









                      K-9 PROTECTION, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-27007                    88-047481
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On February 9, 2000, a change in control of the Company occurred through a share exchange with First Miracle Group, Inc., which redomiciled in Nevada, on a 1:1 basis.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           K-9 Protection, Inc.



                           By: /s/ Douglas Ansell
                              Douglas Ansell, Treasurer



                           Date: February 9, 2000